Exhibit 4.1

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT, dated as of May 3, 2018 (this "Amendment"), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the "Issuer"), and MUFG Union Bank, N.A. ("MUFG"), formerly known as Union Bank, N.A., as successor in interest to The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as Indenture Trustee (in such capacity, the "Indenture Trustee") under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the "Master Indenture"), between the Issuer and the Indenture Trustee, to the Indenture Supplements for the 2012-A Notes, the 2012-C Notes, the 2012-D Notes, the 2015-B Notes, the 2016-A Notes, the 2016-B Notes, the 2016-C Notes, the 2017-A Notes, the 2017-B Notes, the 2017-C Notes and the 2018-A Notes (collectively, the "Indenture Supplements"), each between the Issuer and the Indenture Trustee, and acknowledged and accepted by Comenity Bank, formerly known as World Financial Network Bank, as Servicer, and WFN Credit Company, LLC, as Transferor. Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Master Indenture.

Background

A. The parties hereto have previously entered into the Indenture Supplements to create and designate new Series of Notes.

B. The parties hereto wish to amend such Indenture Supplements, all as set out in this Amendment.

1. Amendments to the Indenture Supplements.

I. Agreement to Amend the Series 2012-A Indenture Supplement

(a) Section 2.1(a) of the Series 2012-A Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2012-A Noteholders (other than any principal payments made from funds on deposit in the Spread Account), minus (c) reductions in the Collateral Amount pursuant to Section 4.4(f), minus (d) the balance on deposit in the Principal Accumulation Account, minus (e) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

"Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

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"Initial Collateral Amount" means $568,970,000.00.

(b) Section 2.1(a) of the Series 2012-A Indenture Supplement is hereby amended by adding the following definitions in appropriate alphabetical order to read as follows:

"Excess Collateral Amount" means, for any date of determination, the excess of (a) the sum of (i) the Collateral Amount as of such date of determination and (ii) the Principal Accumulation Account Balance as of such date of determination, over (b) the Note Principal Balance as of such date of determination.

"Required Excess Collateral Amount" means, at any time, 3.33409494349438% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 3.33409494349438% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

"Surplus Collateral Amount" means, with respect to any Distribution Date, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case calculated after giving effect to any deposits into the Principal Accumulation Account and payments of principal on such Distribution Date, but before giving effect to any reduction in the Collateral Amount on such Distribution Date pursuant to Section 4.4(f).

(c) Section 4.1(b)(i) of the Series 2012-A Indenture Supplement is hereby amended by amending and restating the last sentence in the Section in its entirety to read as follows:

"To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (e) of the definition of Collateral Amount and by the definition of Portfolio Yield."

(d) Section 4.4 of the Series 2012-A Indenture Supplement is hereby amended by inserting the following new subsection (f) immediately after subsection (e) appearing therein:

"(f) As of any Distribution Date during the Controlled Accumulation Period or Early Amortization Period, the Collateral Amount shall be reduced by the Surplus Collateral Amount."

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II. Agreement to Amend the Series 2012-C Indenture Supplement

(a) Section 2.1(a) of the Series 2012-C Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2012-C Noteholders (other than any principal payments made from funds on deposit in the Spread Account), minus (c) reductions in the Collateral Amount pursuant to Section 4.4(f), minus (d) the balance on deposit in the Principal Accumulation Account, minus (e) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

"Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

"Initial Collateral Amount" means $273,977,000.00.

(b) Section 2.1(a) of the Series 2012-C Indenture Supplement is hereby amended by adding the following definitions in appropriate alphabetical order to read as follows:

"Excess Collateral Amount" means, for any date of determination, the excess of (a) the sum of (i) the Collateral Amount as of such date of determination and (ii) the Principal Accumulation Account Balance as of such date of determination, over (b) the Note Principal Balance as of such date of determination.

"Required Excess Collateral Amount" means, at any time, 2.66810717687981% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 2.66810717687981% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

"Surplus Collateral Amount" means, with respect to any Distribution Date, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case calculated after giving effect to any deposits into the Principal Accumulation Account and

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payments of principal on such Distribution Date, but before giving effect to any reduction in the Collateral Amount on such Distribution Date pursuant to Section 4.4(f).

(c) Section 4.1(b)(i) of the Series 2012-C Indenture Supplement is hereby amended by amending and restating the last sentence in the Section in its entirety to read as follows:

"To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (e) of the definition of Collateral Amount and by the definition of Portfolio Yield."

(d) Section 4.4 of the Series 2012-C Indenture Supplement is hereby amended by inserting the following new subsection (f) immediately after subsection (e) appearing therein:

"(f) As of any Distribution Date during the Controlled Accumulation Period or Early Amortization Period, the Collateral Amount shall be reduced by the Surplus Collateral Amount."

III. Agreement to Amend the Series 2012-D Indenture Supplement

(a) Section 2.1(a) of the Series 2012-D Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2012-D Noteholders (other than any principal payments made from funds on deposit in the Spread Account), minus (c) reductions in the Collateral Amount pursuant to Section 4.4(f), minus (d) the balance on deposit in the Principal Accumulation Account, minus (e) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

"Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

"Initial Collateral Amount" means $479,467,000.00.

(b) Section 2.1(a) of the Series 2012-D Indenture Supplement is hereby amended by adding the following definitions in appropriate alphabetical order to read as follows:

"Excess Collateral Amount" means, for any date of determination, the excess of (a) the sum of (i) the Collateral Amount as of such date of determination and (ii) the Principal

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Accumulation Account Balance as of such date of determination, over (b) the Note Principal Balance as of such date of determination.

"Required Excess Collateral Amount" means, at any time, 2.66963106950009% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 2.66963106950009% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

"Surplus Collateral Amount" means, with respect to any Distribution Date, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case calculated after giving effect to any deposits into the Principal Accumulation Account and payments of principal on such Distribution Date, but before giving effect to any reduction in the Collateral Amount on such Distribution Date pursuant to Section 4.4(f).

(c) Section 4.1(b)(i) of the Series 2012-D Indenture Supplement is hereby amended by amending and restating the last sentence in the Section in its entirety to read as follows:

"To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (e) of the definition of Collateral Amount and by the definition of Portfolio Yield."

(d) Section 4.4 of the Series 2012-D Indenture Supplement is hereby amended by inserting the following new subsection (f) immediately after subsection (e) appearing therein:

"(f) As of any Distribution Date during the Controlled Accumulation Period or Early Amortization Period, the Collateral Amount shall be reduced by the Surplus Collateral Amount."

IV. Agreement to Amend the Series 2015-B Indenture Supplement

(a) Section 2.1(a) of the Series 2015-B Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2015-B Noteholders and, without duplication, the principal amount of any Series 2015-B Notes that are retired and cancelled, minus (c) reductions in the Collateral Amount pursuant to Section 4.4(f), minus (d) the balance on deposit in the Principal Accumulation Account, minus

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(e) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

"Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

"Initial Collateral Amount" means $646,262,000.00.

(b) Section 2.1(a) of the Series 2015-B Indenture Supplement is hereby amended by adding the following definitions in appropriate alphabetical order to read as follows:

"Excess Collateral Amount" means, for any date of determination, the excess of (a) the sum of (i) the Collateral Amount as of such date of determination and (ii) the Principal Accumulation Account Balance as of such date of determination, over (b) the Note Principal Balance as of such date of determination.

"Required Excess Collateral Amount" means, at any time, 3.2896874642173% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 3.2896874642173% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

"Surplus Collateral Amount" means, with respect to any Distribution Date, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case calculated after giving effect to any deposits into the Principal Accumulation Account and payments of principal on such Distribution Date, but before giving effect to any reduction in the Collateral Amount on such Distribution Date pursuant to Section 4.4(f).

(c) Section 4.1(b)(i) of the Series 2015-B Indenture Supplement is hereby amended by amending and restating the last sentence in the Section in its entirety to read as follows:

"To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (e) of the definition of Collateral Amount and by the definition of Portfolio Yield."

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(d) Section 4.4 of the Series 2015-B Indenture Supplement is hereby amended by inserting the following new subsection (f) immediately after subsection (e) appearing therein:

"(f) As of any Distribution Date during the Controlled Accumulation Period or Early Amortization Period, the Collateral Amount shall be reduced by the Surplus Collateral Amount."

V. Agreement to Amend the Series 2016-A Indenture Supplement

(a) Section 2.1(a) of the Series 2016-A Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2016-A Noteholders (other than any principal payments made from funds on deposit in the Spread Account) and, without duplication, the principal amount of any Series 2016-A Notes that are retired and cancelled, minus (c) reductions in the Collateral Amount pursuant to Section 4.4(f), minus (d) reductions in the Collateral Amount pursuant to Section 4.4(f), minus (d) the balance on deposit in the Principal Accumulation Account, minus (e) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

"Initial Collateral Amount" means $890,417,000.00.

(b) Section 2.1(a) of the Series 2016-A Indenture Supplement is hereby amended by adding the following definitions in appropriate alphabetical order to read as follows:

"Excess Collateral Amount" means, for any date of determination, the excess of (a) the sum of (i) the Collateral Amount as of such date of determination and (ii) the Principal Accumulation Account Balance as of such date of determination, over (b) the Note Principal Balance as of such date of determination.

"Required Excess Collateral Amount" means, at any time, 2.66728959577367% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 2.66728959577367% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

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"Surplus Collateral Amount" means, with respect to any Distribution Date, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case calculated after giving effect to any deposits into the Principal Accumulation Account and payments of principal on such Distribution Date, but before giving effect to any reduction in the Collateral Amount on such Distribution Date pursuant to Section 4.4(f).

(c) Section 4.1(b)(i) of the Series 2016-A Indenture Supplement is hereby amended by amending and restating the last sentence in the Section in its entirety to read as follows:

"To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (e) of the definition of Collateral Amount and by the definition of Portfolio Yield."

(d) Section 4.4 of the Series 2016-A Indenture Supplement is hereby amended by inserting the following new subsection (f) immediately after subsection (e) appearing therein:

"(f) As of any Distribution Date during the Controlled Accumulation Period or Early Amortization Period, the Collateral Amount shall be reduced by the Surplus Collateral Amount."

VI. Agreement to Amend the Series 2016-B Indenture Supplement

(a) Section 2.1(a) of the Series 2016-B Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2016-B Noteholders and, without duplication, the principal amount of any Series 2016-B Notes that are retired and cancelled, minus (c) reductions in the Collateral Amount pursuant to Section 4.4(f), minus (d) the balance on deposit in the Principal Accumulation Account, minus (e) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

"Initial Collateral Amount" means $472,979,000.00.

(b) Section 2.1(a) of the Series 2016-B Indenture Supplement is hereby amended by adding the following definitions in appropriate alphabetical order to read as follows:

"Excess Collateral Amount" means, for any date of determination, the excess of (a) the sum of (i) the Collateral Amount as of such date of determination and (ii) the Principal Accumulation Account Balance as of such date of determination, over (b) the Note Principal Balance as of such date of determination.

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"Required Excess Collateral Amount" means, at any time, 2.63013791309974% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 2.63013791309974% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

"Surplus Collateral Amount" means, with respect to any Distribution Date, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case calculated after giving effect to any deposits into the Principal Accumulation Account and payments of principal on such Distribution Date, but before giving effect to any reduction in the Collateral Amount on such Distribution Date pursuant to Section 4.4(f).

(c) Section 4.1(b)(i) of the Series 2016-B Indenture Supplement is hereby amended by amending and restating the last sentence in the Section in its entirety to read as follows:

"To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (e) of the definition of Collateral Amount and by the definition of Portfolio Yield."

(d) Section 4.4 of the Series 2016-B Indenture Supplement is hereby amended by inserting the following new subsection (f) immediately after subsection (e) appearing therein:

"(f) As of any Distribution Date during the Controlled Accumulation Period or Early Amortization Period, the Collateral Amount shall be reduced by the Surplus Collateral Amount."

VII. Agreement to Amend the Series 2016-C Indenture Supplement

(a) Section 2.1(a) of the Series 2016-C Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2016-C Noteholders and, without duplication, the principal amount of any Series 2016-C Notes that are retired and cancelled, minus (c) reductions in the Collateral Amount pursuant to Section 4.4(f), minus (d) the balance on deposit in the Principal Accumulation Account, minus (e) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

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"Initial Collateral Amount" means $472,977,000.00.

(b) Section 2.1(a) of the Series 2016-C Indenture Supplement is hereby amended by adding the following definitions in appropriate alphabetical order to read as follows:

"Excess Collateral Amount" means, for any date of determination, the excess of (a) the sum of (i) the Collateral Amount as of such date of determination and (ii) the Principal Accumulation Account Balance as of such date of determination, over (b) the Note Principal Balance as of such date of determination.

"Required Excess Collateral Amount" means, at any time, 2.63226330244388% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 2.63226330244388% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

"Surplus Collateral Amount" means, with respect to any Distribution Date, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case calculated after giving effect to any deposits into the Principal Accumulation Account and payments of principal on such Distribution Date, but before giving effect to any reduction in the Collateral Amount on such Distribution Date pursuant to Section 4.4(f).

(c) Section 4.1(b)(i) of the Series 2016-C Indenture Supplement is hereby amended by amending and restating the last sentence in the Section in its entirety to read as follows:

"To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (e) of the definition of Collateral Amount and by the definition of Portfolio Yield."

(d) Section 4.4 of the Series 2016-C Indenture Supplement is hereby amended by inserting the following new subsection (f) immediately after subsection (e) appearing therein:

"(f) As of any Distribution Date during the Controlled Accumulation Period or Early Amortization Period, the Collateral Amount shall be reduced by the Surplus Collateral Amount."

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VIII. Agreement to Amend the Series 2017-A Indenture Supplement

(a) Section 2.1(a) of the Series 2017-A Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Initial Collateral Amount" means $544,224,000.00.

"Required Excess Collateral Amount" means, at any time, 17.1908993355677% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 17.1908993355677% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

IX. Agreement to Amend the Series 2017-B Indenture Supplement

(a) Section 2.1(a) of the Series 2017-B Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Initial Collateral Amount" means $540,548,000.00.

"Required Excess Collateral Amount" means, at any time, 17.7246054004455% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 17.7246054004455% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

X. Agreement to Amend the Series 2017-C Indenture Supplement

(a) Section 2.1(a) of the Series 2017-C Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Initial Collateral Amount" means $753,434,000.00.

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"Required Excess Collateral Amount" means, at any time, 17.7543089374783% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 17.7543089374783% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

XI. Agreement to Amend the Series 2018-A Indenture Supplement

(a) Section 2.1(a) of the Series 2018-A Indenture Supplement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

"Initial Collateral Amount" means $719,200,000.00.

"Required Excess Collateral Amount" means, at any time, 17.7558398220245% of the Collateral Amount; provided, that:

(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 17.7558398220245% of the Initial Collateral Amount;

(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

2. Binding Effect; Ratification.  (a)  This Amendment shall become effective, as of the date first set forth above, when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each of the conditions precedent described in Section 10.1(b) of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b) On and after the execution and delivery hereof, this Amendment shall be a part of each Indenture Supplement and each reference in any Indenture Supplement to "this Indenture Supplement" or "hereof", "hereunder" or words of like import, and each reference in any other Transaction Document to any such Indenture Supplement shall mean and be a reference to such Indenture Supplement as amended hereby.

(c) Except as expressly amended hereby, each Indenture Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

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3. Miscellaneous.  (a)   THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(d) The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

4. Limitation on Liability.  It is expressly understood and agreed by the parties that (a) this document is executed and delivered by U.S. Bank Trust National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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Omnibus Amendment

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST, as Issuer

By: U.S. Bank Trust National Association, not in its
individual capacity, but solely as Owner Trustee

By:  /s/ Charles Gallagher
Name: Charles Gallagher
 Title: Assistant Vice President

MUFG UNION BANK, N.A., as Indenture Trustee

By:   /s/ Marion Zinowski
Name: Marion Zinowski
 Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,
   as Servicer

By:   /s/ Randy J. Redcay
Name: Randy J. Redcay
 Title: Chief Financial Officer

WFN CREDIT COMPANY, LLC
   as Transferor

By:   /s/ Michael Blackham
Name: Michael Blackham
 Title: Treasurer
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Omnibus Amendment